SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 20, 2008

(Exact name of registrant as specified in its charter)

UNION BANKSHARES, INC.

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)
Vermont	001-15985	03-0283552

(Address of principal executive offices)
20 Lower Main St., P.O. Box 667	(Zip Code)
Morrisville, VT	05661-0667

Registrant's telephone number, including area code: (802) 888-6600

(Former name or former address, if changed since last report)
Not applicable

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

O	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

O	Soliciting materials pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

O	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

O	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 3.01: Transfer of Listing

(a)-(c)	Not applicable.

(d)

Union Bankshares, Inc. (UNB) announced in a press release that its Board of Directors today has approved the voluntary transfer of the listing of the Company's common stock from the American Stock Exchange to The NASDAQ Stock Market LLC. The Company anticipates that its shares will begin to trade on NASDAQ effective September 4, 2008. Until then, the shares will continue to trade on AMEX.

Item 9.01: Financial Statements and Exhibits

d)	Exhibit:

99.1 Union Bankshares, Inc. Press Release dated August 20, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Union Bankshares, Inc.

August 20, 2008	/s/ Kenneth D. Gibbons

Kenneth D. Gibbons,
President/Chief Executive Officer

EXHIBIT INDEX

99.1 Union Bankshares, Inc. Press Release dated August 20, 2008.

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